Exhibit 10.1

VOTING AGREEMENT

THIS VOTING AGREEMENT, effective as of the later of (a) August 31, 2024; and (b) the date of Dabah’s signature on the signature page hereof below (the “Effective Date”), this Voting Agreement (this “Agreement”), is made by and among Ezra Dabah, an individual (“Dabah”) and each of Eva Yagoda, Joia Kazam, Moshe Dabah, Chana Rapaport, Yaacov Dabah, the u/a/d 02/02/1997, Trust FBO Eva Dabah; the u/a/d 02/02/1997, Trust FBO Joia Kazam; the u/a/d 02/02/1997, Trust FBO Moshe Dabah; the u/a/d 02/02/1997, Trust FBO Chana Dabah; and the u/a/d 02/02/1997, Trust FBO Yaacov Dabah (each a “Stockholder”, and collectively, the “Stockholders”).

RECITALS

WHEREAS, the Stockholders hold that number of shares of the common stock of Kidpik Corp., a Delaware corporation (the “Company”) as set forth next to their names on Appendix 1 hereto (the “Shares”); and

WHEREAS, the Stockholders each desire to enter into this Agreement to provide Dabah, a significant shareholder and the Chief Executive Officer of the Company, voting rights to the Shares, on the terms and pursuant to the conditions set forth below.

Accordingly, in consideration of the mutual representations, warranties, covenants and agreements set forth herein, for $10, the receipt and sufficiency of which each Stockholder acknowledges from Dabah, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, agree as follows:

ARTICLE I.

SHARES; AGREEMENT TO VOTE AND VOTING PROXY; TERM AND RIGHTS

1.1. The Shares. Any interest or other voting securities, or the voting rights relating thereto, of the Company, that may be owned, held or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the Stockholders, other than the Shares, at any time during the term of this Agreement as (a) a result of that certain Agreement and Plan of Merger and Reorganization entered into on March 29, 2024, between the Company, Nina Footwear Corp., a Delaware corporation, and Kidpik Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, as such agreement may be amended or restated from time to time; (b) a result of the ownership of the Shares whether issued incident to any split, dividend, conversion, increase in capitalization, recapitalization, merger, consolidation, reorganization, or other transaction; and (c) any additional voting shares or other voting securities of the Company, or the voting rights relating thereto, that may be owned, held or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the Stockholders from time to time during the Term of this Agreement; shall be included within the term “Shares” as used herein and shall be subject to the terms of this Agreement.

Voting Agreement
Dabah – Kidpik – August 2024

1.2. Agreement to Vote Shares.

1.2.1 Each Stockholder, by each Stockholder’s entry into this Agreement, hereby constitutes and appoints Dabah, with the power to act alone and with full power of substitution, during and for the Term, as such Stockholder’s true and lawful attorney and irrevocable proxy, for and in the Stockholder’s name, place and stead, to vote or act by written consent with respect to the Shares owned or held by Stockholder as Stockholder’s proxy, and to execute all appropriate instruments consistent with this Agreement on behalf of Stockholder, in all proceedings in which the vote or written consent of the Stockholder may be required or authorized by law during the Term (including, but not limited to actual meetings of the stockholders of the Company and written consents to action) regardless of whether such Stockholder actually attends any applicable meeting or signs any applicable consent, or not (the “Proxy”). Each Stockholder intends the foregoing Proxy to be, and it shall be, irrevocable and coupled with an interest during the Term. All action to be taken on any question shall be determined by Dabah, or his assigns, in his/their sole discretion. Without limiting the foregoing, each Stockholder shall deliver to Dabah a duly executed Irrevocable Voting Proxy, which shall be irrevocable to the fullest extent permissible by law, in the form attached hereto as Exhibit A simultaneously with the execution hereof.

1.2.2 The proxy and power granted by each such Stockholder pursuant to this Section 1.2 are coupled with an interest. The proxy and power will be irrevocable for the Term hereof, and the vote (or action by written consent) of Dabah (or his assigns), in his capacity as proxyholder, shall control in any conflict between the vote (or action by written consent) of Dabah (or his assigns), in his capacity as proxyholder, with respect to each Stockholder’s Shares and the vote (or action by written consent) of each such Stockholder with respect to such Stockholder’s Shares.

1.2.3 Each Stockholder agrees that, except as required under the Company’s organizational documents, as soon as reasonably practicable prior to (i) any meeting of the stockholders of the Company, however called, including any adjournment, recess or postponement thereof, and (ii) the requested execution of any written consent of the stockholders of the Company, Stockholder shall notify Dabah in writing of such meeting or written consent and, in the case of a meeting, deliver to Dabah any proxy card received by Stockholder relating thereto. Dabah agrees that he shall exercise his duty as proxyholder in accordance with the terms of this Section 1.2.

1.2.4 Each Stockholder hereby agrees that, except for this Agreement, such Stockholder (i) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to any Shares and (ii) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to any Shares, in the case of each of clause (i) and (ii), that would prevent the Stockholder’s compliance with this Agreement.

1.2.5 The voting requirements set forth in this Section 1.2 shall be defined herein as the “Voting Requirements”.

Voting Agreement
Dabah – Kidpik – August 2024

1.3. Irrevocable Proxy and Power of Attorney.

1.3.1 Each Stockholder, by his, her or its entry into this Agreement, hereby constitutes and appoints Dabah, with the power to act alone and with full power of substitution, during and for the Term, as Stockholder’s true and lawful attorney and irrevocable proxy, for and in the Stockholder’s name, place and stead, to vote or act by written consent with respect to the Shares owned or held by Stockholder as Stockholder’s proxy, solely in connection with the Voting Requirements, and to execute all appropriate instruments consistent with this Agreement on behalf of Stockholder, in all proceedings in which the vote or written consent of the Stockholder may be required or authorized by law during the Term (including, but not limited to actual meetings of the stockholders of the Company and written consents to action) regardless of whether such Stockholder actually attends any applicable meeting or signs any applicable consent, or not (the “Proxy”). Each Stockholder intends the foregoing Proxy to be, and it shall be, irrevocable and coupled with an interest during the Term. All action to be taken on any question relating to the Voting Requirements shall be determined by Dabah, or his assigns, in his/their sole discretion. Without limiting the foregoing, each Stockholder shall deliver to Dabah a duly executed Irrevocable Voting Proxy in the form of Exhibit A hereto, which shall be irrevocable to the fullest extent permissible by law, in the form attached hereto simultaneously with the execution hereof.

1.3.2 The proxy and power granted by such Stockholder pursuant to this Section 1.3 are coupled with an interest. The proxy and power will be irrevocable for the Term hereof, and the vote (or action by written consent) of Dabah (or his assigns), in his capacity as proxyholder, in connection with the Director Voting Requirements shall control in any conflict between the vote (or action by written consent) of Dabah (or his assigns), in his capacity as proxyholder, with respect to such Stockholder’s Shares and the vote (or action by written consent) of each such Stockholder with respect to Stockholder’s Shares.

1.3.3 Each Stockholder agrees that, except for this Agreement (and a prior Voting Agreement entered into with Dabah), Stockholder (i) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to any Shares and (ii) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to any Shares, in the case of each of clause (i) and (ii), that would prevent the Stockholder’s compliance with this Agreement.

1.4. Termination. The provisions of this Agreement shall terminate automatically upon the earlier of (a) December 31, 2027, (b) the death of Dabah, (c) as to any individual Stockholder, the date that such Stockholder no longer owns any Shares of the Company, and (d) as to each individual Stockholder, the date that Dabah has provided written notice to such Stockholder of the termination of this Agreement (the “Term”). No termination of the rights hereunder as to any one Stockholder shall have any effect on the obligations of any other Stockholder hereunder.

1.5. Reservation of Rights. All other rights and privileges of ownership of the Shares shall be reserved to and retained by the Stockholders, except to the extent expressly set forth herein.

Voting Agreement
Dabah – Kidpik – August 2024

ARTICLE II.

GENERAL PROVISIONS

2.1. Proxyholder’s Liability. Dabah, in his capacity as a proxyholder pursuant to Section 1.2, shall not be liable for any error of judgment nor for any act done or omitted, nor for any mistake of fact or law nor for anything which Dabah may do or refrain from doing in good faith in his capacity as a proxyholder, nor shall Dabah have any accountability hereunder, except for his own bad faith, gross negligence or willful misconduct. Furthermore, upon any judicial or other inquiry or investigation of or concerning Dabah’s acts pursuant to his rights and powers as a proxyholder, such acts shall be deemed reasonable and in the best interests of the Stockholder unless proved to the contrary by clear and convincing evidence.

2.2. Counterparts. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re-execute the original form of this Agreement and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

2.3. Review of Agreement and Representations. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

2.4. Entire Agreement. This Agreement (including the exhibits, appendixes and schedules hereto and thereto) contains all of the terms, conditions and representations and warranties agreed to by the parties relating to the subject matter of this Agreement and supersedes all prior or contemporaneous agreements, negotiations, correspondence, undertakings, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. No representation, warranty, inducement, promise, understanding or condition not set forth in this Agreement has been made or relied upon by any of the parties to this Agreement.

Voting Agreement
Dabah – Kidpik – August 2024

2.5. Authority to Enter Into Agreement. Each of the parties to this Agreement hereby represents and warrants to the other that he is duly authorized and empowered to execute, deliver and perform this Agreement and the transactions contemplated herein, and that such actions do not conflict with or violate any provision of law, regulation, policy, contract, deed of trust or other instrument to which he is a party or by which he, she or it is bound and that this Agreement constitutes a valid and binding obligation, enforceable in accordance with its terms. Assuming the due authorization, execution and delivery of this Agreement by the parties hereto and thereto, this Agreement constitutes, the legal, valid and binding obligation of the parties enforceable against each party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles.

2.6. Governing Law. This Agreement and any claim, controversy or dispute arising under or related thereto, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties, whether arising in law or in equity, in contract, tort or otherwise, shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware without regard to its rules regarding conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

2.7. Stock Splits, Stock Dividends, etc. Wherever in this Agreement (or the Proxy) there is a reference to a specific number of Shares of the equity securities of the Company, then, upon the occurrence of any of foregoing events, the specific number of Shares so referenced in this Agreement (or the Proxy) shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such event.

2.8. Binding Effect. This Agreement shall not be binding on any Stockholder unless and until this Agreement is executed by Dabah, and upon such execution by Dabah, shall be binding on and inure to the benefit of each of the Stockholders that have executed this Agreement as of such date, even if not all Stockholders have signed, and their respective heirs, successors, and assigns. Additional Stockholders may become party to this Agreement at any time by the execution of a counterparty hereto, along with delivery of an executed Proxy.

[Signature pages follow.]

Voting Agreement
Dabah – Kidpik – August 2024

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement to be effective as of the Effective Date.

“Dabah”

/s/ Ezra Dabah
Ezra Dabah

Date: Sept/3/2024

“Stockholders”

/s/ Eva Yagoda
Eva Yagoda
Date: 9/3/2024

/s/ Joia Kazam
Joia Kazam
Date: 8/29/2024

/s/ Moshe Dabah
Moshe Dabah
Date: 8/29/2024

/s/ Chana Rapaport
Chana Rapaport
Date: 8/29/2024

/s/ Yaacov Dabah
Yaacov Dabah
Date: 8/29/2024

Voting Agreement
Dabah – Kidpik – August 2024

u/a/d 0202/1997, Trust FBO Eva Dabah

/s/ Raine Silverstein	/s/ Renee Dabah
Raine Silverstein	Renee Dabah
Co-Trustee	Co-Trustee
Date: 8/28/2024	Date: 8/28/2024

u/a/d 0202/1997, Trust FBO Moshe Dabah

/s/ Raine Silverstein	/s/ Renee Dabah
Raine Silverstein	Renee Dabah
Co-Trustee	Co-Trustee
Date: 8/28/2024	Date: 8/28/2024

u/a/d 0202/1997, Trust FBO Chana Dabah

/s/ Raine Silverstein	/s/ Renee Dabah
Raine Silverstein	Renee Dabah
Co-Trustee	Co-Trustee
Date: 8/28/2024	Date: 8/28/2024

u/a/d 0202/1997, Trust FBO Yaacov Dabah

/s/ Raine Silverstein	/s/ Renee Dabah
Raine Silverstein	Renee Dabah
Co-Trustee	Co-Trustee
Date: 8/28/2024	Date: 8/28/2024

The u/a/d 02/02/1997, Trust FBO Joia Kazam

/s/ Raine Silverstein	/s/ Renee Dabah
Raine Silverstein	Renee Dabah
Co-Trustee	Co-Trustee
Date: 9/5/2024	Date: 9/5/2024

Voting Agreement
Dabah – Kidpik – August 2024

“Company”

Confirming that the Company agrees to use commercially reasonable efforts: (a) to assist in the enforcement of the terms of this Agreement, including, without limitation; (b) to inform the parties of this Agreement of any breach of this Agreement (to the extent the Company has knowledge thereof); and (c) to assist the parties of this Agreement in the exercise of their rights and the performance of their obligations under this Agreement:

Kidpik Corp.

/s/ Jill Pasechnick
Jill Pasechnick
Chief Accounting Officer
Date: 8/29/2024

Voting Agreement
Dabah – Kidpik – August 2024

Appendix 1

Stockholder	Initial Shares Subject to Voting Agreement
Eva Yagoda	13,420
Joia Kazam	13,420
Moshe Dabah	36,852
Chana Rapaport	13,420
Yaacov Dabah	19,325
u/a/d 02/02/1997, Trust FBO Eva Dabah	33,550
u/a/d 02/02/1997, Trust FBO Joia Kazam	65,490
u/a/d 02/02/1997, Trust FBO Moshe Dabah	66,966
u/a/d 02/02/1997, Trust FBO Chana Dabah	64,819
u/a/d 02/02/1997, Trust FBO Yaacov Dabah	70,858
398,120

Voting Agreement
Dabah – Kidpik – August 2024

EXHIBIT A

IRREVOCABLE VOTING PROXY

The undersigned (the “Stockholder”), who/which owns certain shares of the common stock of Kidpik Corp., a Delaware corporation (the “Company” and such number of shares of common stock of the Company as set forth next to the Stockholder’s name on Appendix 1 to the Agreement (defined below), the “Shares”, which term shall include such other shares as Stockholder may come to own or have voting control over, as described in greater detail in the Voting Agreement, to which this Irrevocable Voting Proxy is attached to as Exhibit A)(the “Agreement”), of the Company as of the date hereof, hereby appoints Ezra Dabah, an individual, as his, her or its proxy (the “Proxy”), with the power to act alone and with full power of substitution, during and for the Term, as Stockholder’s true and lawful attorney and irrevocable proxy, for and in the Stockholder’s name, place and stead, to vote or act by written consent with respect to the Shares owned or held by Stockholder as Stockholder’s proxy, and to execute all appropriate instruments consistent with this Irrevocable Voting Proxy on behalf of Stockholder, in all proceedings in which the vote or written consent of the stockholders may be required or authorized by law during the Term (including, but not limited to actual meetings of the stockholders of the Company and written consents to action) regardless of whether Stockholder actually attends any applicable meeting or signs any applicable consent, or not, as if the undersigned were present and voting such Shares, in connection with the Voting Requirements (as defined in the Agreement).

Upon Stockholder’s execution of this Irrevocable Voting Proxy, any and all prior proxies (other than this Irrevocable Voting Proxy) given by Stockholder with respect to the subject matter contemplated by this Irrevocable Voting Proxy are hereby revoked with respect to such subject matter and Stockholder agrees not to grant any subsequent proxies with respect to such subject matter or enter into any agreement or understanding with any person to vote or give instructions with respect to such subject matter in any manner inconsistent with the terms of this Irrevocable Voting Proxy until after the expiration of the Term (as defined below).

The Proxy named above, and his assigns, are hereby authorized and empowered by Stockholder, at any time prior to the end of the Term, to act as Stockholder’s attorney and proxy to vote the Shares, and to exercise all voting and other rights of Stockholder with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Delaware General Corporation Law (or such law applicable to the Company’s then jurisdiction of organization)), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting. The undersigned hereby affirms that this Irrevocable Voting Proxy, which shall be irrevocable to the fullest extent permissible by law, is coupled with an interest and ratifies and confirms all that the Proxy may lawfully do or cause to be done by virtue hereof. This Irrevocable Voting Proxy shall terminate upon the earlier of (a) August 31, 2027, (b) the death of Dabah, (c) the date that Stockholder no longer owns any Shares of the Company, and (d) the date that Dabah has provided written notice to Stockholder of the termination of this Agreement (the “Term”).

All authority herein conferred shall be binding upon the heirs, representatives, successors and assigns of Stockholder.

“Stockholder”

__________________________

Date:______________________

Irrevocable Voting Proxy
Dabah – Kidpik – August 2024